SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE FIRST PHILIPPINE FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------
[  ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1) Amount Previously Paid:
         ----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement no.:
         ----------------------------------------------------------------------
         3) Filing Party:
         ----------------------------------------------------------------------
         4) Date Filed:
         ----------------------------------------------------------------------

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 26, 2000

                                  -------------

         The Annual Meeting of Stockholders of The First Philippine Fund Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 26, 2000 at 9:30 A.M., New York time, for the following purposes:

         1. To elect three Class I directors to serve for terms expiring on the date of the annual meeting of stockholders in 2003.

         2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2001.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed August 21, 2000 as the record date for the meeting. Only holders of the Fund's common stock at the close of business on such date will be entitled to notice of, and to vote at, such meeting or any adjournments thereof.
The stock transfer books will not be closed.

         A copy of the Fund's Annual Report for the fiscal year ended June 30, 2000 has been previously sent to stockholders.

                            By order of the Board of Directors,


                            Leopoldo M. Clemente, Jr.
                            EXECUTIVE VICE PRESIDENT

Dated:  September 8, 2000




--------------------------------------------------------------------------------

                                    IMPORTANT

   UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING, THEREBY SAVING YOUR FUND THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

--------------------------------------------------------------------------------

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                                  -------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 26, 2000

                                  -------------

                               GENERAL INFORMATION

         The Board of Directors of The First Philippine Fund Inc. (the "Fund") solicits the proxies of the holders of the Fund's common stock for use at the Annual Meeting of Stockholders of the Fund to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 26, 2000 at 9:30 A.M., New York time, and at any adjournments thereof.

         This Proxy Statement and the form of proxy enclosed herewith were first mailed to stockholders on September 8, 2000. Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement.

         The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, telegram or personal interview. In addition, the Fund has retained the services of Georgeson Shareholder Communications Corporation to solicit proxies from stockholders. The cost of such services is estimated at $5,000 plus out-of-pocket expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of common stock on the record date, incurred in mailing copies of the Annual Report, this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of common stock.

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on August 21, 2000 are entitled to notice of, and to vote at, the meeting. Each such holder is entitled to one vote per share of common stock so held on all business of the meeting and any adjournments thereof. As of the record date, there were 11,225,000 shares of common stock outstanding.

         COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER. REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING (212) 765-0700.

                             ELECTION OF DIRECTORS

         The Board of Directors (the "Board") is divided into three classes in accordance with the Fund's Charter and By-Laws. The class of directors (Class I) whose term will expire at the 2000 Annual Meeting consists of three current directors, M.A.T. Caparas, Andres R. Narvasa and Stephen J. Solarz, who are each nominated for election for a term of three years to expire at the 2003 annual meeting and until their successors are duly elected and qualified.

         Directors shall be elected by a plurality of the stock voting at the Meeting. Votes shall be tabulated by American Stock Transfer & Trust Company. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

         Each of the nominees has consented to serve as a director of the Fund if elected. In the event that any of such nominees should become unavailable for election for any presently unforeseen reason, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee.

         The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors, and the number of shares of common stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such directors or nominees.

                 NOMINEES FOR THREE YEAR TERMS EXPIRING IN 2003
                                    (CLASS I)

                                                                                                        NUMBER AND
                                                                                                        PERCENTAGE
                                                                                                       (IF OVER 1%)
                                                                                                         OF SHARES
                                                                                                       BENEFICIALLY
                                                    PRINCIPAL OCCUPATION               DIRECTOR         OWNED AS OF
NAME AND ADDRESS              AGE                  DURING PAST FIVE YEARS               SINCE       AUGUST 21, 2000(1)
----------------              ---                  ----------------------            ------------   ------------------
M.A.T. Caparas                 76        Director, Century Holding Corp., Los        October 1994           --
1266 Lubich Drive                        Angeles, California, 1992 to 1998;
Mountain View, CA                        Chairman, Philippine Presidential
94040                                    Commission on Good Government from
                                         1988 to 1990.

*Andres R. Narvasa             69        Chairman, Philippine National Bank since    October 1999           --
PNB Financial Building                   May 1999; Chief Justice of the Supreme
Roxas Blvd.                              Court of the Philippines from 1991
Metro Manila                             to 1998.
Philippines

Stephen J. Solarz              60        Member, United States House of              October 1994           --
1120 Bellview Road                       Representatives from 1975 to 1992; President,
McLean, VA  22102                        Solarz Associates, an international consulting
                                         firm from 1992 to present; Director,
                                         Central Asian-American Enterprise Fund;
                                         Senior Counselor, Apco Associates, a
                                         public affairs company; Director of
                                         Santa Fe International (an oil drilling
                                         company) and Samsonite Corp. (a luggage
                                         manufacturer).

                    MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2001
                                   (CLASS II)

                                                                                                        NUMBER AND
                                                                                                        PERCENTAGE
                                                                                                       (IF OVER 1%)
                                                                                                         OF SHARES
                                                                                                       BENEFICIALLY
                                                    PRINCIPAL OCCUPATION               DIRECTOR         OWNED AS OF
NAME AND ADDRESS              AGE                  DURING PAST FIVE YEARS               SINCE       AUGUST 21, 2000(1)
----------------              ---                  ----------------------            ------------   ------------------
*Leopoldo M. Clemente, Jr.     62        Executive Vice President and Managing       October 1989        1,200(2)
152 West 57th Street                     Director of the Fund since October 1989;
New York, NY  10019                      President and Chief Investment Officer of
                                         Clemente Capital, Inc. since 1987; President
                                         of Clemente Strategic Value Fund, Inc. and
                                         Cornerstone Strategic Return Fund, Inc.

John Anthony B. Espiritu       37        President and Chief Executive Officer of     July 1998             500
Ritz Tower                               Westmont Bank, Manila, Philippines, from
Makati, Metro Manila                     July 1998 to December 1999 and other
Philippines                              offices since 1994; Chairman and President
                                         of EBECOM Holdings Co., Inc. (an equity
                                         investment holding company), Makati,
                                         Manila, Philippines, from May 1995 to
                                         present; President of Philippine Racing
                                         Club Inc., Manila, Philippines, from June
                                         1998 to present; Director of Unioil Resources
                                         & Holding Co. Inc. (investment holding
                                         company), Manila, Philippines, from June
                                         1998 to present; Executive Vice President,
                                         Western State Bank, Duarte, California, from
                                         March 1992 to March 1995 and Executive
                                         Director from April 1995 to present; Director
                                          of The Philippine Daily Inquirer and
                                         Consolidated Insurance Company, Inc.

*Benjamin Palma Gil            48        Chairman and Director of the Fund since       July 1998           1,000
                                         July 1998; President of Philippine National
                                         Bank and PNB Investments Limited from
                                         July 1998 to January 2000; Executive
                                         Director of Capital Strategy Limited (a
                                         financial advisory firm) from 1994 to July 1998.

                    MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2002
                                   (CLASS III)

                                                                                                        NUMBER AND
                                                                                                        PERCENTAGE
                                                                                                       (IF OVER 1%)
                                                                                                         OF SHARES
                                                                                                       BENEFICIALLY
                                                    PRINCIPAL OCCUPATION               DIRECTOR         OWNED AS OF
NAME AND ADDRESS              AGE                  DURING PAST FIVE YEARS               SINCE       AUGUST 21, 2000(1)
----------------              ---                  ----------------------            -------------  ------------------
*Lilia C. Clemente             59        President and Chief Executive Officer of    October 1989        1,200(2)
152 West 57th Street                     the Fund since October 1989; Chairman
New York, NY  10019                      of Clemente Capital, Inc. since 1986;
                                         Director of Canadian Tire Corp.

Roberto de Ocampo              54        President, Asian Institute of Management,   October 1998           --
6760 SGV Building                        September 1999 to present; Chairman,
Ayala Avenue                             Thomson Ratings Philippines, Inc., June 1999
Makati City, Metro Manila                to present; Chairman, Philand Group of
Philippines                              Companies, June 1999 to present; Chairman,
                                         Prime East Properties, Inc., June 1999
                                         to present; Secretary of Finance,
                                         Republic of the Philippines, February
                                         1994 to January 1998; Director of
                                         ABS-CBN Broadcasting Corp., Alaska Milk
                                         Corp., and PSi Technologies.

Joseph A. O'Hare, S.J.         69        President of Fordham University since       October 1989           --
Fordham University                       July 1984.
Bronx, NY  10458

Robert B. Oxnam                57        Senior Adviser, The Bessemer Group          October 1989           100
630 Fifth Avenue                         Incorporated, November 1992 to present;
New York, NY  10111                      President of The Asia Society, (a non-profit,
                                         non-political educational institution), from
                                         1981 to November 1992.
All Directors and Officers as a Group (13 persons)                                                        5000

----------
* Directors considered to be persons who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment advisers. Andres Narvasa, Benjamin Palma Gil and Mr. and Mrs. Clemente are deemed to be interested persons because of their affiliation with the Fund's investment adviser, Clemente Capital, Inc., or the Philippine Adviser, Philippine National Bank, or because they are officers of the Fund or both.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Lilia C. Clemente and Leopoldo M. Clemente, Jr. are wife and husband. Each disclaims beneficial ownership of the other's shares.

      In addition to Mr. and Mrs. Clemente and Mr. Palma Gil, Santiago S. Cua, Jr., Joaquin G. Hofilena, and Imelda S. Singzon serve as executive officers of the Fund, as set forth below, at the pleasure of the Board. The address for Mr. Hofilena is 152 W. 57th Street, New York, NY 10019. The address for Mr. Cua and Ms. Singzon is PNB Financial Building, Roxas Boulevard, Pasay City, Metro Manila, Philippines.


                                                                             PRINCIPAL OCCUPATION
NAME                                       AGE                              DURING PAST FIVE YEARS
----                                       ---                              ----------------------
Santiago S. Cua, Jr.                       52            Executive Vice President and Managing Director of the Fund
                                                         since October 1998; Executive Vice President of Philippine
                                                         National Bank since July 1998; Senior Executive Vice
                                                         President, Westmont Bank, from June 1994 to July 1998.

Joaquin G. Hofilena                        34            Vice President of the Fund since October 1997; Treasurer
                                                         of the Fund since October 1998; Portfolio Manager of the
                                                         Fund and Investment Analyst of Clemente Capital, Inc.

Imelda S. Singzon                          50            Vice President of the Fund since October 1997; Senior
                                                         Vice President of Philippine National Bank since August
                                                         1995.

         The Board held four meetings during the fiscal year ended June 30, 2000. Each director, except Robert Oxnam, attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which they served. The Board has appointed an Audit Committee, presently consisting of Messrs. O'Hare, Oxnam, and Solarz, which met once during the fiscal year. All Audit Committee members are considered to be independent, as that term is defined under applicable rules of the New York Stock Exchange. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board of Directors has approved a written charter for the Audit Committee, which is attached hereto as Appendix A. The Audit Committee has (a) reviewed and discussed the Fund's audited financial statements for the fiscal year ended June 30, 2000, with management, (b) discussed with the independent auditors required matters to be discussed under applicable auditing standards, (c) received written disclosures from the independent auditors as to their independence and other matters, and
(d) recommended that the audited financial statements be included in the Fund's annual report.

         Directors who are not affiliated with Clemente Capital, Inc. (the "Adviser") or PNB Investments Limited (the "Philippine Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $750 for each Directors' meeting which they attend in person or an additional $250 per meeting for attendance by conference call and reimbursement for out-of-pocket expenses in connection with their attendance at Directors' meetings. The Fund does not pay any pension or other benefits to its Directors and no Director receives any compensation from any other registered investment company for which the Adviser or Philippine Adviser acts as an investment adviser. For the year ended June 30, 2000, Directors' fees totaled $52,000. For the fiscal year ended June 30, 2000, the following table sets forth compensation received by the Fund's directors from the Fund.

NAME OF DIRECTOR                                    COMPENSATION FROM THE FUND
----------------                                    --------------------------
Benjamin Palma Gil ................................         $      0
Lilia C. Clemente .................................                0
Leopoldo M. Clemente, Jr. .........................                0
M.A.T. Caparas ....................................                0
Andres R. Narvasa .................................                0
Roberto de Ocampo .................................           10,250
John Anthony B. Espiritu ..........................           11,000
Joseph A. O'Hare, S.J. ............................           11,000
Robert B. Oxnam ...................................            9,250
Stephen J. Solarz .................................           10,500
Adrian Cassidy ....................................            2,000

         The Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, receives an investment advisory fee.

         The Philippine Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives an investment advisory fee from the Adviser.

         Philippine National Bank ("PNB"), which acts as trustee of a trust fund arrangement under which certain of the Fund's assets are held in the Philippines, and which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives a monthly fee of .15% (on an annualized basis) of the Fund's average weekly net assets held in the trust, subject to a $150,000 minimum fee per year, for administration of the trust fund arrangement, including portfolio accounting and valuation services.

         As of August 21, 2000, no person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund.


                        RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         At a meeting held on July 27, 2000, the Board, including a majority of Directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as the Fund's independent accountants for the fiscal year ending June 30, 2001. Such selection is being submitted to the stockholders for ratification. The employment of PricewaterhouseCoopers LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers LLP has acted as the Fund's independent accountants from the Fund's inception.

         The services to be provided by the Fund's independent accountants include auditing the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and review of the Fund's annual federal and state income tax returns.

         One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                      INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

         The Adviser, a New York corporation, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, President and Director of the Fund, is Chairman and a Director of the Adviser. Leopoldo M. Clemente, Jr., an Executive Vice President and Managing Director and a Director of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are Richard McWalters, Chief Executive Officer of the Adviser, Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer, Wilmington Trust Company, a bank and trust company; and Irving L. Gartenberg, Esq., general counsel to the Adviser. Mrs. Clemente owns approximately 60% of the outstanding Common Stock of the Adviser; Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, owns 24% of the outstanding Common Stock. The address for Mr. and Mrs. Clemente and Mr. McWalters is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017.

THE PHILIPPINE ADVISER

         The Philippine Adviser was organized in November 1988 under the laws of Hong Kong and has its principal offices at 110-116 Queen's Road, Central Hong Kong. The Philippine Adviser is a wholly-owned subsidiary of PNB International Finance Limited, a wholly-owned subsidiary of PNB. PNB, the fifth largest bank in the Philippines, is 30% owned by the Philippine Government. However, under the Articles of Incorporation of PNB, an eleven member, shareholder elected board of directors directs the affairs and business of PNB, manages and preserves its properties and assets, and exercises its corporate powers. The remaining 70% of PNB is owned by various individuals, including Mr. Lucio Tan, who holds 10 shares in his own name plus the voting rights of 3 shareholders equivalent to 10.59% of the outstanding capital of PNB. Shareholders holding an additional 19.22% of the outstanding capital of PNB have committed to vote Mr. Tan and his nominees to the PNB Board of Directors. PNB serves as trustee of certain of the Fund's Philippine securities pursuant to a Trust Agreement between PNB and the Fund dated November 7, 1989. The Philippine Adviser's Directors are Andres R. Narvasa, Feliciano L. Miranda, Sylvia Chan Lim, Ma. Cecilia L. Pesayco, and Constantino A. Evasco. The address of all the Directors is PNB Financial Building, Roxas Boulevard, Pasay City, Metro Manila, Philippines.

THE ADMINISTRATOR

         PFPC Inc., the Fund's administrator, has its principal office at 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                  MISCELLANEOUS

         As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

         All shares represented by proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the Meeting. Votes shall be tabulated by the Fund's Transfer Agent. A quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to abstain and broker non-votes will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast for the proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether the proposal is approved. A plurality of all votes cast at the Meeting is sufficient to approve Proposals 1 and 2.

         In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 26, 2000, the persons named in the enclosed form of proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named in the enclosed form of proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                               2001 ANNUAL MEETING

         Stockholder proposals meeting tests contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's 2001 Annual Meeting of Stockholders must be received by the Fund on or before May 1, 2001 to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.

                            By Order of the Board of Directors,



                            Leopoldo M. Clemente, Jr.
                            Executive Vice President
Dated:  September 8, 2000

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                                                                      APPENDIX A

                         The First Philippine Fund Inc.

                             AUDIT COMMITTEE CHARTER


         A. The Audit Committee shall be composed entirely of independent directors.

         B. The purposes of the Audit Committee are to assist the Board of Directors in fulfilling its responsibilities with respect to the Fund's auditing, accounting and financial reporting processes by:

                 (1) reviewing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

                 (2) reviewing the Fund's financial statements and reviewing and appraising the independent audit thereof; and

                 (3) providing an open avenue of communication between the Board of Directors and the independent directors, as appropriate, and the Fund's independent auditors and Fund management.

                  The function of the Audit Committee is not operational; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit.

         C. To carry out its purposes, the Audit Committee shall have the following duties and powers:

                 (1) to recommend the selection, retention or termination of auditors and, in connection there with, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Adviser, and to receive the auditors' specific representations as to their independence;

                 (2) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audits(s);
(iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; and (v) to discuss relationships or services that may impact the objectivity and independence of the auditors and to recommend that the Board of Directors take appropriate action in response to the auditors report to satisfy itself of the auditors' independence.

                 (3) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

                 (4) to review the fees charged by the auditors for audit and non-audit services;

                 (5) to investigate improprieties or suspected improprieties within the Audit Committee's scope of responsibilities; and

                 (6) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

         D. The Committee shall meet on a regular basis at least once annually and is empowered to hold special meetings as circumstances require.

         E. The Committee shall meet as needed with the appropriate officers of the Fund.

         F. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

         G. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                                     PROXY

                         THE FIRST PHILIPPINE FUND INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 26, 2000

     The undersigned hereby appoints Lilia C. Clemente & Leopoldo M. Clemente, Jr., and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of The First Philippine Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The First Philippine Fund Inc. to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019 on Thursday, October 26, 2000 at 9:30 A.M., New York time, and at any adjournments thereof.

     UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) AND (2).

                    (Continued, and to be signed and dated, on the reverse side)

[  X  ] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1. THE ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below)  [   ]

WITHHOLD AUTHORITY (to vote for all nominees listed below)              [   ]

NOMINEES: M.A.T. CAPARAS, ANDRES R. NARVASA AND STEPHEN J. SOLARZ

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

_____________________________________________

                                                         FOR   AGAINST   ABSTAIN
2. RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS   [  ]    [  ]      [  ]
    LLP AS INDEPENDENT ACCOUNTANTS.

3. IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
   THEREOF.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

SIGNATURE(S) OF STOCKHOLDER_________________________________________________

SIGNATURE(S) 0F JOINT OWNER, IF ANY_________________________________________

DATE:_________________, 2000

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

                          FULBRIGHT & JAWORSKI L.L.P.
                   A REGISTERED LIMITED LIABILITY PARTNERSHIP
                                666 FIFTH AVENUE
                         NEW YORK, NEW YORK 10103-3198

                                                                 HOUSTON
TELEPHONE: 212-318-3000                                     WASHINGTON, D.C.
FACSIMILE: 212-318-3400                                          AUSTIN
                                                              SAN ANTONIO
WRITER'S INTERNET ADDRESS:                                        DALLAS
jpatula@fulbright.com                                           NEW YORK
                                                              LOS ANGELES
WRITER'S DIRECT DIAL NUMBER:                                  MINNEAPOLIS
212-318-3221                                                     LONDON
                                                                HONG KONG

September 8, 2000

VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   The First Philippine Fund Inc. (the "Fund")

Dear Sir or Madam:

     Please find attached for filing by means of electronic transmission via the EDGAR system a copy of the Fund's definitive proxy statement and form of proxy required to be filed pursuant to Rule 14a-6(b) of the Securities and Exchange Act of 1934.
     Pursuant to Rule 14a-6(d), please be advised that all definitive materials filed pursuant to paragraph (b) of said Rule are today being released to stockholders.
     Please contact the undersigned at (212) 318-3318 with any questions you may have.


                                        Sincerely,



                                        /s/William H. Bohnett
                                        William H. Bohnett

Enclosures

WHB/jap